UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION

13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2005 (June 3, 2005)

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

            Maryland

(State or other jurisdiction

of incorporation)

Commission File No. 1-16817	04-3516029 (IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts (Address of Principal Executive Office)	02458 (Zip code)

Registrant’s telephone number, including area code: (617) 796-8387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 3, 2005, Five Star Quality Care, Inc., or Five Star, completed its acquisition of six assisted living communities from Franciscan Manor Associates, LLC, Muirfield Associates, LLC, Prestwicke Associates, LLC, Royal Aberdeen Associates, LLC, Troon Associates, LLC and Turnberry Associates, LLC, subsidiaries of Gordon Health Ventures, LLC, or Gordon, as more fully described in the copy of Five Star’s press release attached hereto as Exhibit 99.1, or the Press Release, which is incorporated herein by reference. Five Star funded the purchase price of this acquisition with borrowings under a line of credit provided by Senior Housing Properties Trust, or Senior Housing, as further described below, the proceeds of a sale-leaseback transaction with Senior Housing, as further described below, drawings under its revolving credit facility and cash on hand.

Senior Housing provided Five Star with a line of credit for up to $43.5 million pursuant to a Promissory Note and a Loan Agreement, both dated June 3, 2005. At closing, Five Star borrowed $24 million under this line of credit. The line of credit is secured by mortgages on the six Gordon communities, and Five Star’s obligations under the line of credit are guaranteed by certain of its subsidiaries who are also party to the Loan Agreement. No principal payment on the line of credit is due until maturity which is June 30, 2007.  The line of credit also provides for acceleration of payment of all amounts payable upon the occurrence and continuation of certain events of default. The line of credit is more fully described in the Press Release.

On June 3, 2005, Five Star entered into a sale-leaseback transaction with Senior Housing, as more fully described in the Press Release. In connection with this sale-leaseback transaction, Five Star amended one of its existing leases with Senior Housing to add all of the properties subject to the sale-leaseback transaction. Five Star and Senior Housing also amended certain documents securing Five Star’s obligations under the lease in order to account for the additional properties that are part of the sale-leaseback transaction. Please see Five Star’s Annual Report on Form 10-K for the year ended December 31, 2004 for a description of the material terms of the lease and the security documents relating to the lease, which remain unchanged by the amendments discussed above except for changes to reflect the additional properties subject to the sale-leaseback transaction.

Five Star also borrowed approximately $10 million under its revolving credit facility to fund a portion of the purchase price of the Gordon acquisition.

Five Star was a subsidiary of Senior Housing prior to its spin-off in 2001, and Senior Housing owns and is the landlord of 131 of Five Star’s 155 communities. Five Star has material relationships with Senior Housing that are more fully described in paragraphs one through five of the section titled “Certain Relationships and Related Transactions” of Five Star’s Definitive Proxy Statement for Five Star’s annual meeting of shareholders held May 11, 2005, as filed with the Securities and Exchange Commission, or the SEC, and the section titled “Related Party

Transactions” of Item 2 of Five Star’s Quarterly Report on Form 10-Q filed with the SEC for the quarter ended March 31, 2005, which portions of such filings Five Star collectively incorporates by reference into these Items 1.01, 2.01 and 2.03.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) are not included in this initial report on Form 8-K and will be filed by amendment no later than 71 days after the date of filing of this report.

(b)	Pro Forma Financial Information.

The financial statements required by Item 9.01(b) are not included in this initial report on Form 8-K and will be filed by amendment no later than 71 days after the date of filing of this report.

(c)	Exhibits.

2.1

Second Amendment to Purchase and Sale Agreement, dated as of May 13, 2005, by and among Five Star, as Purchaser, and Franciscan Manor Associates, LLC, Muirfield Associates, LLC, Prestwicke Associates, LLC, Royal Aberdeen Associates, LLC, Troon Associates, LLC and Turnberry Associates, LLC, as Sellers.

2.2

Third Amendment to Purchase and Sale Agreement, dated as of May 16, 2005, by and among Five Star, as Purchaser, and Franciscan Manor Associates, LLC, Muirfield Associates, LLC, Prestwicke Associates, LLC, Royal Aberdeen Associates, LLC, Troon Associates, LLC and Turnberry Associates, LLC, as Sellers.

2.3

Fourth Amendment to Purchase and Sale Agreement, dated as of May 25, 2005, by and among Five Star, as Purchaser, and Franciscan Manor Associates, LLC, Muirfield Associates, LLC, Prestwicke Associates, LLC, Royal Aberdeen Associates, LLC, Troon Associates, LLC and Turnberry Associates, LLC, as Sellers.

2.4

Fifth Amendment to Purchase and Sale Agreement, dated as of May 27, 2005, by and among Five Star, as Purchaser, and Franciscan Manor Associates, LLC, Muirfield Associates, LLC, Prestwicke Associates, LLC, Royal Aberdeen Associates, LLC, Troon Associates, LLC and Turnberry Associates, LLC, as Sellers.

2.5

Sixth Amendment to Purchase and Sale Agreement, dated as of June 3, 2005, by and among Five Star, as Purchaser, and Franciscan Manor Associates, LLC, Muirfield Associates, LLC, Prestwicke Associates, LLC, Royal Aberdeen Associates, LLC, Troon Associates, LLC and Turnberry Associates, LLC, as Sellers.

10.1	Promissory Note, dated as of June 3, 2005, made by Five Star to the order of Senior Housing.

10.2	Loan Agreement, dated as of June 3, 2005, by and among Senior Housing, Five Star, Five Star Quality Care-GHV, LLC and Five Star Quality Care-MVSP, LLC.

10.3	Guaranty Agreement, dated as of June 3, 2005, made by Five Star Quality Care-GHV, LLC and Five Star Quality Care-MVSP, LLC in favor of Senior Housing.

10.4

Purchase and Sale Agreement, dated as of June 3, 2005, by and among FSQ Crown Villa Business Trust, Morningside of Belmont, LLC, Morningside of Greenwood, L.P. and Five Star Quality Care-GA, LLC, as Sellers, and SNH CHS Properties Trust, SNH/LTA Properties Trust and SNH/LTA Properties GA LLC, as Purchasers.

10.5

First Amendment to Second Amended and Restated Lease Agreement, dated as of May 17, 2005, by and among Ellicott City Land I LLC, Ellicott City Land II LLC, HRES2 Properties Trust, SNH CHS Properties Trust, SPTIHS Properties Trust, SPT-Michigan Trust, SPTMNR Properties Trust, SNH/LTA Properties Trust and SNH/LTA Properties GA LLC, as Landlord, and Five Star Quality Care Trust, as Tenant.

10.6

Second Amendment to Second Amended and Restated Lease Agreement, dated as of June 3, 2005, by and among Ellicott City Land I LLC, Ellicott City Land II LLC, HRES2 Properties Trust, SNH CHS Properties Trust, SPTIHS Properties Trust, SPT-Michigan Trust, SPTMNR Properties Trust, SNH/LTA Properties Trust and SNH/LTA Properties GA LLC, as Landlord, and Five Star Quality Care Trust, as Tenant.

10.7	Second Amendment to Security Agreement, dated as of May 17, 2005, by and among certain affiliates of Senior Housing, as Landlord, and Five Star Quality Care Trust, as Tenant.
10.8

Amended and Restated Pledge of Shares of Beneficial Interest Agreement, dated as of May 6, 2005, made by FSQ, Inc. for the benefit of the Landlord under the Second Amended and Restated Lease Agreement, dated as of November 19, 2004, by and among certain affiliates of Senior Housing, as Landlord, and Five Star Quality Care Trust, as Tenant.

10.9

Confirmation of Guarantees and Confirmation and Amendment of Other Incidental Documents, dated as of June 3, 2005, by and among Five Star, certain affiliates of Five Star and certain affiliates of Senior Housing.

99.1	Press release dated June 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

By: /s/ Bruce J. Mackey Jr.

Name: Bruce J. Mackey Jr.

Title: Treasurer and Chief Financial
          Officer

Date: June 9, 2005